Exhibit 99.1

News Release
Contacts:	Select Energy Services
Chris George – Senior Vice President, Corporate Development, Investor Relations & Sustainability (713) 296-1073 IR@selectenergyservices.com

Dennard Lascar Investor Relations
Ken Dennard
(713) 529-6600
WTTR@dennardlascar.com

SELECT ENERGY SERVICES COMPLETES NAME CHANGE TO SELECT WATER SOLUTIONS

HOUSTON, TX – May 8, 2023 – Select Water Solutions, Inc. (NYSE: WTTR) (“Select” or the “Company”), a leading provider of sustainable water and chemical solutions to the energy industry, today announced that the Company’s stockholders approved an amendment and restatement (the “A&R Certificate”) of the Company’s Fourth Amended and Restated Certificate of Incorporation to, among other things, change the name of the Company from Select Energy Services, Inc. to Select Water Solutions, Inc. to reflect its strategic focus as a water-first company.

The board of directors of the Company had recommended the name change proposal be placed in consideration at its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 4,2023. The name change became effective upon filing of the A&R Certificate with the Secretary of State of the State of Delaware on May 8, 2023. The Company’s Class A common stock will continue to trade under the ticker symbol “WTTR” on the New York Stock Exchange.

John Schmitz, Chairman of the Board, President and CEO, stated “I am excited about formalizing our name change to Select Water Solutions, Inc. and furthering our operational rebranding initiatives, to embrace our heritage as a water-first company. I look forward to deploying our new brand into the marketplace and across our operations in the months ahead. This rebranding will align our employees and field operations, simplify our external communications with our customers and investors and promote maximum brand recognition for our capabilities and technologies across Select's entire platform of operations. Select is uniquely positioned to capitalize on new and diverse growth opportunities utilizing and building upon our existing expertise in sustainable water and chemical solutions; moreover, this rebranding initiative better prepares Select for the future — a future connected by water,” concluded Schmitz.

About Select Water Solutions, Inc.

Select is a leading provider of sustainable water and chemical solutions to the energy industry. These solutions are supported by the Company’s critical water infrastructure assets, chemical manufacturing and water treatment and recycling capabilities. As a leader in sustainable water and chemical solutions, Select places the utmost importance on safe, environmentally responsible management of water throughout the lifecycle of a well. Additionally, Select believes that responsibly managing water resources throughout its operations to help conserve and protect the environment is paramount to the Company’s continued success. For more information, please visit Select’s website, https://www.selectwater.com/.

Cautionary Statement Regarding Forward-Looking Statements

All statements in this communication other than statements of historical facts are forward-looking statements which contain our current expectations about our future results. We have attempted to identify any forward-looking statements by using words such as "could," "believe," "anticipate," "expect," "intend," "project," "will," "estimate" and other similar expressions. Examples of forward-looking statements include, but are not limited to, the expectations of plans, business strategies, objectives and growth and anticipated financial and operational performance. Although we believe that the expectations reflected, and the assumptions or bases underlying our forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Such statements are not guarantees of future performance or events and are subject to known and unknown risks and uncertainties that could cause our actual results, events or financial positions to differ materially from those included within or implied by such forward-looking statements. These risks and uncertainties include the risks that the benefits contemplated from our recent acquisitions may not be realized, the ability of Select to successfully integrate the acquired businesses' operations, including employees, and realize anticipated synergies and cost savings and the potential impact of the consummation of the acquisitions on relationships, including with employees, suppliers, customers, competitors and creditors. Factors that could materially impact such forward-looking statements include, but are not limited to: the global macroeconomic uncertainty related to the Russia-Ukraine war; central bank policy actions, bank failures and associated liquidity risks and other factors; actions by the members of OPEC+ with respect to oil production levels and announcements of potential changes in such levels, including the ability of the OPEC+ countries to agree on and comply with supply limitations; the severity and duration of world health events, including the COVID-19 pandemic, which had a negative impact on our business; the level of capital spending and access to capital markets by oil and gas companies, trends and volatility in oil and gas prices, and our ability to manage through such volatility; and other factors discussed or referenced in the "Risk Factors" section of our most recent Annual Report on Form 10-K and those set forth from time to time in our other filings with the SEC. Investors should not place undue reliance on our forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law.

WTTR-PR

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